授权委托书

Power of Attorney

本人，谭铭卓，中国公民，身份证号码为440721197103063375，系拥有江门市慧信净水材料有限公司95%出资（“本人股权”）的股东，就本人股权，特此不可撤销地授权江门市慧源环保技术咨询有限公司在本授权委托书的有效期内行使如下权利：

I, Mingzhuo Tan, a Chinese citizen with Chinese Identification Card No.: 440721197103063375, and a holder of 95% of the entire registered capital in Jiangmen Wealth Water Purifying Agent Co., Ltd. ("**My Shareholding**"), hereby irrevocably authorize Jiangmen Huiyuan Environmental Protection Technology Consultancy Co., Ltd. ("**WFOE**") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

授权江门市慧源环保技术咨询有限公司作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加江门市慧信净水材料有限公司的股东会；2）行使按照法律和江门市慧信净水材料有限公司章程规定本人所享有的全部股东权利和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命江门市慧信净水材料有限公司的法定代表人、执行董事和/或董事、监事、总经理以及其他高级管理人员等。

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, ineluding without limitation to: 1) attend the shareholders' meetings of Jiangmen Wealth Water Purifying Agent Co., Ltd.; 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of China and the Articles of Association of Jiangmen Wealth Water Purifying Agent Co., Ltd., including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the executive director and/or director, supervisor, the chief executive officer and other senior management members of Jiangmen Wealth Water Purifying Agent Co., Ltd..

江门市慧源环保技术咨询有限公司将有权在授权范围内代表本人签署独家购买权合同（本人应要求作为合同方）中约定的转让合同，如期履行本人作为合同一方的与本授权委托书同日签署的股权质押合同和独家购买权合同，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.

江门市慧源环保技术咨询有限公司就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding

executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WFOE.

江门市慧源环保技术咨询有限公司有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

在本人为江门市慧信净水材料有限公司的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Jiangmen Wealth Water Purifying Agent Co., Ltd..

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给江门市慧源环保技术咨询有限公司的与本人股权有关的所有权利，不再自行行使任何该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exereise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

签署：
By: ____________

2010 年 9 月 29 日
September 29, 2010

见证人：
Witness: ____________

姓名：
Name:
2010 年 9 月 29 日
September 29, 2010